Exhibit 99.1

Collective Brands Announces Early Termination of Hart-Scott-Rodino Waiting Periods for its Planned Sale to Wolverine World Wide, Blum Capital Partners and Golden Gate Capital

TOPEKA, Kan., June 7, 2012 — Collective Brands, Inc. (NYSE: PSS) today announced that the U.S. Federal Trade Commission has granted early termination of the waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act in connection with the Company’s previously announced definitive agreement under which it will be acquired by a consortium comprised of Wolverine World Wide (NYSE: WWW), Blum Capital Partners and Golden Gate Capital for $21.75 per share in cash, or a total of approximately $2.0 billion, including the assumption of debt.

As previously announced, upon the closing of the transactions, Wolverine Worldwide will acquire Collective Brands’ Performance + Lifestyle Group (PLG), which includes the wholesale and retail operations of the Sperry Top-Sider®, Saucony®, Stride Rite® and Keds® brands, and investment firms Blum Capital and Golden Gate will jointly acquire the operations of Payless ShoeSource and Collective Licensing International (CLI), which together will operate as a standalone entity. Wolverine, Blum Capital and Golden Gate have formed an acquisition company that is acquiring Collective Brands.

The transaction, which was announced on May 1, 2012, is subject to certain other customary closing conditions, including the approval of Collective Brands’ stockholders.

About Collective Brands, Inc.

Collective Brands, Inc. is a leader in bringing compelling lifestyle, fashion and performance brands for footwear and related accessories to consumers worldwide. The company operates three strategic units: Payless ShoeSource, Collective Brands Performance + Lifestyle Group (PLG) and Collective Licensing International. Payless ShoeSource is one of the largest footwear retailers in the western hemisphere. It is dedicated to providing incredible values of on-trend and validated styles of footwear and accessories. PLG markets footwear and related products for children and adults under well-known brand names including Stride Rite®, Sperry Top-Sider®, Saucony®, and Keds®. Collective Licensing International is a leading youth lifestyle marketing and global licensing business. Information about, and links for shopping at, each of Collective Brands’ business units can be found at www.collectivebrands.com.

Cautionary Statement Regarding Forward-Looking Statements

This announcement contains assumptions, expectations, projections, intentions or beliefs about future events that are intended as “forward-looking statements”. All statements included or incorporated by reference in this announcement, other than statements that are historical facts, are forward-looking statements. The words “believe”, “expected”, “should” and similar expressions are intended to identify forward-looking statements. Forward-looking statements are estimates and projections reflecting management’s reasonable judgment based on currently available information and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. With respect to forward-looking statements, management has made assumptions regarding, among other things, customer spending patterns, weather, pricing, operating costs, the timing of various events and the economic and regulatory environment. A variety of factors could cause actual results and experience to differ materially from the anticipated results or expectations expressed in forward-looking statements. These risks and uncertainties that may affect the operations, performance and results of the Company’s businesses include, but are not limited to: (i) the impact of competition and pricing; (ii) changes in consumer preferences and spending patterns; (iii) general economic, business and social conditions in the countries where the Company sources products and/or supplies or has or intends to open stores; (iv) changes in weather patterns; (v) the inability to renew material leases, licenses or contracts upon their expiration; (vi) the ability to identify and negotiate leases for new locations on acceptable terms or to terminate unwanted leases on acceptable terms; (vii) the financial condition of suppliers; (viii) changes in existing or potential duties, tariffs or quotas, and the application thereof; (ix) changes in relationships between the U.S. and foreign countries as well as between foreign countries; (x) economic and political instability in foreign countries or restrictive actions by the governments of foreign countries in which suppliers and manufacturers from whom the Company sources are located or in which the Company does business; (xi) changes in trade, intellectual property, customs and/or tax laws; (xii) fluctuations in currency exchange rates (e.g. yuan, Canadian dollar, euro); (xiii) the ability to hire, train and retain associates; (xiv) performance of other parties in strategic alliances; (xv) outcomes of intellectual property or employment litigation, and class actions; (xvi) the ability to comply with local laws in foreign countries; (xvii) the Company’s ability to maintain and upgrade information systems; (xviii) threats or acts of terrorism or war; (xix) strikes, work stoppages and/or slowdowns by unions that play a significant role in the manufacture, distribution or sale of product; (xx) changes in commodity prices such as oil; (xxi) uncertainties associated with the proposed sale of the Company to an entity controlled by Blum Strategic Partners IV, L.P., Golden Gate Capital Opportunity Fund, L.P. and Wolverine World Wide, Inc., including uncertainties relating to the anticipated timing of filings and approvals relating to the proposed merger and the sale of the Collective Brands Performance + Lifestyle Group business to a wholly owned subsidiary of Wolverine, the expected timing of completion of the proposed merger and such sale, the satisfaction of the conditions to the consummation of the proposed merger and such sale, including financing conditions, the ability to complete the proposed merger and such sale and the impact of the pending transactions on the Company’s businesses, employees, customers and suppliers; and (xxii) other risks referenced from time to time in filings of the Company with the Securities and Exchange Commission, including the Company’s annual report on Form 10-K for the fiscal year ended January 28, 2012 in Part I, Item 1A, “Risk Factors”.

The Company believes these forward-looking statements are reasonable; however, you should not place undue reliance on forward-looking statements, which are based on current expectations and speak only as of the date of this announcement. Any or all of the Company’s forward-looking statements may turn out to be wrong. They can be affected by inaccurate assumptions or by known or unknown risks, uncertainties and other factors, many of which are beyond the Company’s control.

Additional Information and Where to Find It

In connection with the proposed merger, the Company filed a preliminary proxy statement with the SEC on June 1, 2012. When completed, a definitive proxy statement and a form of proxy will be mailed to the stockholders of the Company. BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE PRELIMINARY PROXY STATEMENT AND THE DEFINITIVE PROXY STATEMENT (WHEN AVAILABLE) REGARDING THE PROPOSED MERGER CAREFULLY AND IN THEIR ENTIRETY BECAUSE THESE PROXY STATEMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. The Company’s stockholders will be able to obtain, without charge, a copy of the preliminary proxy statement, the definitive proxy statement (when available) and other relevant documents filed with the SEC from the

SEC’s website at http://www.sec.gov. The Company’s stockholders will also be able to obtain, without charge, a copy of the preliminary proxy statement, the definitive proxy statement (when available) and other relevant documents by directing a request by mail or telephone to Collective Brands, Inc., 3231 Southeast Sixth Avenue, Topeka, Kansas 66607, telephone: (785) 233-5171, or from the Company’s website, http://www.collectivebrands.com.

Participants in Solicitation

The Company and its directors and officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders with respect to the proposed merger. Information about the Company’s directors and executive officers and their ownership of the Company’s common stock is set forth in the proxy statement for the Company’s 2012 Annual Meeting of Stockholders, which was filed with the SEC on April 13, 2012. Stockholders may obtain additional information regarding the interests of the Company and its directors and executive officers in the proposed merger, which may be different than those of the Company’s stockholders generally, by reading the preliminary proxy statement, the definitive proxy statement (when available) and other relevant documents regarding the proposed merger, when filed with the SEC.

SOURCE Collective Brands, Inc.

Investors, Doug Treff, +1-785-559-5369 or Media, Mardi Larson, +1-612-928-0202